Filed pursuant to Rule 497(e)
File Nos. 333-182274; 811-22310
Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated August 18, 2022, as previously supplemented, of the
ETFMG 2X Daily Inverse Alternative Harvest ETF (MJIN)
November 3, 2022
The Board of Trustees of the Trust has approved a Plan of Liquidation for the ETFMG 2X Daily Inverse Alternative Harvest ETF (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund. The Fund will create and redeem creation units through November 23, 2022 (the “Closing Date”), which will also be the last day of trading of the Fund’s shares on the NYSE Arca, Inc., the Fund’s principal U.S. listing exchange.
On or about November 23, 2022 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.
In anticipation of the liquidation of the Fund, ETF Managers Group, LLC, the Fund’s adviser, will manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective. Shareholders of the Fund may sell their holdings on the NYSE Arca, Inc., on or prior to the Closing Date. Customary brokerage charges may apply to such transactions. After the Closing Date, we cannot assure you that there will be a market for your shares. Please contact the Fund at 1-844-383-6477 if you have any questions or need assistance.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.